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EXHIBIT 23.

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Numbers 33-64188, 33-85826, 333-52546 and 333-52556 of DMI Furniture, Inc. on Form S-8
of our report dated October 22, 2002, appearing in this Annual Report on Form 10-K of DMI Furniture, Inc. for the year ended August 31, 2002.

DELOITTE & TOUCHE LLP

November 7, 2002








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